UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 5, 2014

Date of Report

(Date of earliest event reported)

SYNCHRONY FINANCIAL

(Exact name of registrant as specified in its charter)

Delaware	001-36560	51-0483352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Long Ridge Road, Stamford, Connecticut	06902
(Address of principal executive offices)	(Zip Code)

(203) 585-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2014, SYNCHRONY FINANCIAL (the “Company”) closed the initial public offering (the “IPO”) of 125,000,000 shares of its common stock at a price to the public of $23.00 per share. The Company has granted the underwriters in the IPO an option to purchase up to an aggregate of 18,750,000 additional shares of common stock. The Company received net proceeds from the IPO of approximately $2.8 billion. General Electric Company (“GE”) currently owns approximately 84.9% of the Company’s common stock (or 83.1% if the underwriters exercise in full their option to purchase additional shares).

In connection with the IPO and as previously contemplated by, and described in, the Company’s IPO Registration Statement on Form S-1 (No. 333 -194528) filed with the SEC and declared effective on July 30, 2014 (the “Registration Statement”), the Company entered into various agreements with GE and its affiliates. These agreements were entered into on August 5, 2014 (the IPO closing date) and consist of the following:

•	Transitional Services Agreement, by and among General Electric Capital Corporation (“GECC”), the Company and Retail Finance International Holdings, Inc. (“RIH”), pursuant to which, among other things, the Company, GECC and RIH provide each other, on a transitional basis, certain administrative and support services and other assistance consistent with the services the Company and GECC provided to each other before the IPO.

•	Registration Rights Agreement, by and between the Company and GECC, pursuant to which, among other things, the Company provides GECC with registration rights relating to shares of the Company’s common stock held by GECC or permitted transferees after the IPO.

•	Tax Sharing and Separation Agreement, by and between GE and the Company, which, among other things, governs the allocation between GE and the Company of the responsibilities for the taxes of the GE group. The Tax Sharing and Separation Agreement also allocates rights, obligations and responsibilities in connection with certain administrative matters relating to the preparation of tax returns and control of tax audits and other proceedings relating to taxes.

•	Employee Matters Agreement, by and among GE, GECC and the Company, which governs certain employee, compensation and benefits matters among the Company, GECC and GE. Under the Employee Matters Agreement, among other things, the Company generally assumes or retains liabilities relating to the employment or services of any person with respect to the Company’s business before or after the completion of the IPO. The Employee Matters Agreement also generally provides for continued participation by Company employees in GE benefits for so long as GE owns at least 50% of the Company’s common stock.

•	Transitional Trademark License Agreement, by and between GE Registry, Inc. and the Company, pursuant to which, among other things, GE grants the Company a limited, non-exclusive, royalty-free, non-transferable license (with no right to sublicense) to use (i) certain marks, logos and the GE monogram in connection with the Company’s products and services until such time as GE ceases to beneficially own more than 50% of the Company’s outstanding common stock, subject to certain exceptions and (ii) a specified tagline in connection with the Company’s products and services and in the general promotion of the Company’s business for a period of three years after GE ceases to beneficially own more than 50% of the Company’s outstanding common stock.

•	Intellectual Property Cross License Agreement, by and between GE and GECC, on the one hand, and the Company, on the other hand, pursuant to which, among other things, the Company and GE grant each other a non-exclusive, irrevocable, royalty-free, fully paid-up, worldwide, perpetual license under certain intellectual property rights that they each own or license.

The Company entered into each of these agreements on August 5, 2014 and is filing the executed versions of these agreements as exhibits to this current report. The full descriptions of these agreements contained in the Registration Statement are incorporated by reference herein and the descriptions of the agreements are subject to, and are qualified in their entirety by, reference to the terms of the complete agreements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the IPO and as previously contemplated by, and described in, the Company’s Registration Statement, the Company entered into a term loan facility (the “New Bank Term Loan Facility”) with third party lenders that provided $8.0 billion principal amount of unsecured term loans maturing in 2019 and a term loan facility (the “New GECC Term Loan Facility”) with GECC that provided $1.5 billion principal amount of unsecured term loans maturing in 2019. On August 5, 2014 (the IPO closing date), the Company borrowed the full amounts under the New Bank Term Loan Facility and the New GECC Term Loan Facility.

The full descriptions of these agreements contained in the Registration Statement (including the events of default which may give rise to an acceleration of the obligations thereunder) are incorporated by reference herein and the descriptions of the agreements are subject to, and are qualified in their entirety by, reference to the terms of the complete agreements, which have been previously filed.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

10.1	Transitional Services Agreement, dated August 5, 2014, by and among General Electric Capital Corporation, Synchrony Financial and Retail Finance International Holdings, Inc.

10.2	Registration Rights Agreement, dated as of August 5, 2014, by and between Synchrony Financial and General Electric Capital Corporation

10.3	Tax Sharing and Separation Agreement, dated as of August 5, 2014, by and between General Electric Company and Synchrony Financial

10.4	Employee Matters Agreement, dated as of August 5, 2014, by and among General Electric Company, General Electric Capital Corporation and Synchrony Financial

10.5	Transitional Trademark License Agreement, dated as of August 5, 2014, by and between GE Capital Registry, Inc. and Synchrony Financial

10.6	Intellectual Property Cross License Agreement, dated as of August 5, 2014, by and between General Electric Company and General Electric Capital Corporation, on the one hand, and Synchrony Financial, on the other hand

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNCHRONY FINANCIAL

Date: August 11, 2014	By:	/s/ Jonathan Mothner
	Name:	Jonathan S. Mothner
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Description

10.1	Transitional Services Agreement, dated August 5, 2014, by and among General Electric Capital Corporation, Synchrony Financial and Retail Finance International Holdings, Inc.

10.2	Registration Rights Agreement, dated as of August 5, 2014, by and between Synchrony Financial and General Electric Capital Corporation

10.3	Tax Sharing and Separation Agreement, dated as of August 5, 2014, by and between General Electric Company and Synchrony Financial

10.4	Employee Matters Agreement, dated as of August 5, 2014, by and among General Electric Company, General Electric Capital Corporation and Synchrony Financial

10.5	Transitional Trademark License Agreement, dated as of August 5, 2014, by and between GE Capital Registry, Inc. and Synchrony Financial

10.6	Intellectual Property Cross License Agreement, dated as of August 5, 2014, by and between General Electric Company and General Electric Capital Corporation, on the one hand, and Synchrony Financial, on the other hand